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Exhibit 10.4

INFORMATION SERVICES EXTENDED, INC.

2001 STOCK PLAN

        1.     Introduction.

          1.1.  Purposes of the Plan. The purposes of this Stock Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentives to Employees, Directors and Consultants and to promote the success of the Company's business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant. Stock Purchase Rights also may be granted under the Plan.

          1.2.  Adoption and Term. The Plan was approved by the Board and shareholders on February 5, 2001 (the "Effective Date") and shall remain in effect until terminated as provided in Section 14; provided, however, that no Option or Stock Purchase Right may be granted hereunder after the tenth anniversary of the Effective Date.

        2.     Definitions. As used herein, the following definitions shall apply:

          2.1.  "Administrator" means the Board or a Committee appointed in accordance with Section 4 hereof.

          2.2.  "Applicable Laws" means the requirements relating to the administration of stock option plans under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any other country or jurisdiction where Options or Stock Purchase Rights are granted under the Plan.

          2.3.  "Board" means the Board of Directors of the Company.

          2.4.  "Cause" means (i) failure of a Service Provider to comply with the terms of any employment, independent contractor, confidentiality, non-competition or other agreement entered into by the Service Provider with the Company or any Parent or Subsidiary, (ii) failure or refusal of the Service Provider to perform the lawful duties and responsibilities that the Company or any Parent or Subsidiary requires to be performed by him or failure to comply with any rules and regulations promulgated by the Company from time to time, (iii) gross negligence or willful misconduct by the Service Provider in the performance of his duties, (iv) commission by the Service Provider of an act of dishonesty affecting the Company or any Parent or Subsidiary, or the commission of an act constituting common law fraud or a felony, or (v) the Service Provider's commission of an act which injures or could reasonably be expected to injure the reputation, business or business relationships of the Company or any Parent or Subsidiary. Notwithstanding the above, if a Service Provider shall have entered into an employment, independent contractor, consulting, sales representative or other agreement with the Company or any Parent or Subsidiary which defines the term Cause for purposes of such agreement, Cause for purposes of this Plan shall be defined pursuant to the definition in such agreement rather than the definition set forth above. The Administrator shall determine whether Cause exists for purposes of this Plan and such determination shall be final, conclusive and binding.

          2.5.  "Code" means the Internal Revenue Code of 1986, as amended.

          2.6.  "Committee" means a committee of Directors appointed by the Board in accordance with Section 4 hereof.

          2.7.  "Common Stock" means the Common Stock of the Company.

          2.8.  "Company" means Information Services eXtended, Inc., a Delaware corporation.

          2.9.  "Consultant" means any person who is engaged by the Company or any Parent or Subsidiary to render consulting or advisory services to such entity.

          2.10. "Covered Employee" means a "covered employee," as defined under Section162(m)(3) of the Code.

          2.11. "Director" means a member of the Board of Directors of the Company.

          2.12. "Disability" means a "permanent and total disability," as defined in Section 22(e)(3) of the Code. The Administrator shall determine whether an individual has suffered a Disability and such determination shall be final, conclusive and binding.

          2.13. "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company.

          2.14. "Exchange Act" means the Securities Exchange Act of 1934, as amended.

          2.15. "Fair Market Value" means, as of any date, the value of Common Stock determined as follows:

            (a)   If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market or The Nasdaq SmallCap Market of The Nasdaq Stock Market, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

            (b)   If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

            (c)   In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined by the Administrator whose determination shall be final, conclusive and binding.

          2.16. "Incentive Stock Option" or "ISO" means an Option intended to qualify as an incentive stock option under Section 422 of the Code.

          2.17. "Initial Public Offering" shall mean the closing of an underwritten public offering by the Company pursuant to a registration statement filed and declared effective under the Securities Act covering the offer and sale of the Company's capital stock for the account of the Company.

          2.18. "Nonstatutory Stock Option" or "NSO" means an Option not intended to qualify as an Incentive Stock Option.

          2.19. "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

          2.20. "Option" means a stock option granted pursuant to the Plan.

          2.21. "Option Agreement" means a written or electronic agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. The Option Agreement is subject to the terms and conditions of the Plan.

          2.22. "Optioned Stock" means the Common Stock subject to an Option or a Stock Purchase Right.

          2.23. "Optionee" means the holder of an outstanding Option or Stock Purchase Right granted under the Plan.

          2.24. "Outside Director Committee" means the committee appointed by the Board pursuant to Section 20 of the Plan which shall consist of not less than three (3) members of the Board, none of whom shall be an officer or other salaried employee of the Company, and each of whom shall qualify in all respects as a "non-employee director" and an "outside director" as defined in Section 16(b) of the Exchange Act, and an "outside director" for purposes of Section 162(m) of the Code.

          2.25. "Parent" means a business organization whether now or hereafter existing, including any corporation, limited liability company or partnership, determined to be a parent of the Company by the Administrator, in its sole and absolute discretion.

          2.26. "Plan" means this Information Services eXtended, Inc. 2001 Stock Plan, as it may be amended from time to time.

          2.27. "Public Company" means a "publicly held corporation", as defined in Section 162(m)(2) of the Code.

          2.28. "Restricted Stock" means shares of Common Stock acquired pursuant to a grant of a Stock Purchase Right under Section 11 below.

          2.29. "Section 16(b)" means Section 16(b) of the Exchange Act.

          2.30. "Section 424 Parent" means a "parent corporation," whether now or hereafter existing, as defined under Section 424(e) of the Code.

          2.31. "Section 424 Subsidiary" means a "subsidiary corporation," whether now or hereafter existing, as defined under Section 424(f) of the Code.

          2.32. "Securities Act" means the Securities Act of 1933, as amended.

          2.33. "Service Provider" means an Employee, Director or Consultant.

          2.34. "Share" means a share of the Common Stock, as adjusted in accordance with Section 12 below.

          2.35. "Stock Purchase Right" means a right to purchase Common Stock pursuant to Section 11 below.

          2.36. "Subsidiary" means a business organization, whether now or hereafter existing, including any corporation, limited liability company or partnership, determined to be a subsidiary of the Company by the Administrator, in its sole and absolute discretion.

          2.37. "Voluntary Resignation" means the voluntary termination of employment or service by a Service Provider.

        3.     Stock Subject to the Plan. Subject to the provisions of Section 12 of the Plan, the maximum aggregate number of Shares which may be subject to option and sold under the Plan shall be 14,000,000 Shares. The Shares may be authorized but unissued, or reacquired Common Stock. If an Option or Stock Purchase Right expires or becomes unexercisable without having been exercised in full, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan. However, Shares that have actually been issued under the Plan, upon exercise of either an Option or Stock Purchase Right, shall not be returned to the Plan and shall not become available for future distribution under the Plan, except that if Shares of Restricted Stock are repurchased by the Company at their original purchase price, such Shares shall become available for future grant under the Plan.

        4.     Administration of the Plan.

          4.1.  Administrator. The Plan shall be administered by the Board or a Committee appointed by the Board.

          4.2.  Powers of the Administrator. Subject to the provisions of the Plan and, in the case of a Committee, the specific duties delegated by the Board to such Committee, the Administrator shall have the authority in its discretion:

            (a)   to determine the Fair Market Value;

            (b)   to select the Service Providers to whom Options and Stock Purchase Rights may from time to time be granted hereunder;

            (c)   to determine the number of Shares to be covered by each such award granted hereunder;

            (d)   to approve forms of agreement for use under the Plan;

            (e)   to determine the terms and conditions, of any Option or Stock Purchase Right granted hereunder, including, but not limited to, the exercise price, the time or times when Options or Stock Purchase Rights may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Option or Stock Purchase Right or the Common Stock relating thereto, based in each case on such factors as the Administrator, in its sole discretion, shall determine;

            (f)    to determine the consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment pursuant to Section 8.2;

            (g)   to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of qualifying for preferred tax treatment under foreign tax laws; and

            (h)   to construe and interpret the terms of the Plan and awards granted pursuant to the Plan and to make factual determinations.

          4.3.  Effect of Administrator's Decision. The Administrator's actions with respect to the Plan need not be uniform and may be made selectively among Service Providers or Optionees, whether or not similarly situated. All decisions, determinations and interpretations of the Administrator shall be final, conclusive and binding on all Service Providers and Optionees. No person serving as the Administrator shall be liable for any such action taken or decision made provided such action or decision was made in good faith.

          4.4   Indemnification. In addition to such other rights of indemnification as they may have as directors or as members of the Committee, the members of the Board (or the Committee, if applicable) shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any award granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such action, suit or proceeding except in relation to matters as of which it shall be adjudged in such action, suit or proceeding that such Board (or Committee, if applicable) member is liable for gross negligence or gross misconduct in the performance of his duties; provided that within thirty days after institution of any such action, suit or proceeding such

  Board (or committee, if applicable) member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

        5.     Eligibility.

          5.1.  Nonstatutory Stock Options and Stock Purchase Rights may be granted to Service Providers and Incentive Stock Options may be granted only to Employees all as the Administrator may determine from time to time in its sole discretion.

          5.2.  Each Option shall be designated in the Option Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. In the absence of a designation, Options granted under the Plan shall be deemed to be Nonstatutory Stock Options. However, notwithstanding such designation, to the extent that Options intended to qualify as Incentive Stock Options fail to qualify as such for any reason (including without limitation as a result of the acceleration of vesting of any Options), such Options shall be treated as Nonstatutory Stock Options automatically, on the date on which such Options fail to qualify as Incentive Stock Options without further action by the Administrator. For purposes of this Section 5.2, Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

          5.3.  Neither the Plan nor any Option or Stock Purchase Right shall confer upon any Optionee any right with respect to continuing the Optionee's relationship as a Service Provider with the Company, nor shall it interfere in any way with his or her right or the Company's right to terminate such relationship at any time, with or without cause.

        6.     Incentive Stock Option Limitation. No Employee may be granted Incentive Stock Options under the Plan (or any other plan of the Company) which would result in Shares with an aggregate Fair Market Value (measured on the date of grant) of more than $100,000 first becoming exercisable in any one calendar year.

        7.     Term of Option. The term of each Option shall be stated in the Option Agreement; provided, however, that the term shall be no more than ten (10) years from the date of grant. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company ("Ten Percent Shareholder"), the term of the Option shall be no more than five (5) years from the date of grant. Notwithstanding the foregoing, the Administrator may in its sole discretion (but shall not be obligated to), at any time prior to the expiration or termination of any Option, extend the term of any such Option for such additional period as the Administrator in its sole discretion may determine; provided, however, that in no event shall the aggregate option period with respect to any Option, including the initial term of such Option and any extensions thereof, exceed ten (10) years (or five (5) years in the case of a Ten Percent Shareholder).

        8.     Option Exercise Price and Consideration.

          8.1.  The per share exercise price for the Shares to be issued upon exercise of an Option shall be such price as is determined by the Administrator, provided, however, that in the case of an Incentive Stock Option, the per Share exercise price shall be no less than 100% of the Fair Market Value per Share on the date of grant; provided further, however, that the exercise price of an Incentive Stock Option granted to a Ten Percent Shareholder shall be no less than 110% of Fair Market Value on the date of grant.

          8.2.  The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator. Such consideration may consist of (1) cash, (2) check, (3) full recourse promissory note, (4) other Shares which (x) in the case of Shares acquired upon exercise of an Option, have been owned by the Optionee for more than six months on the date of surrender, and (y) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option shall be exercised, (5) consideration received by the Company under a cashless exercise program implemented by the Company in connection with the Plan, or (6) any combination of the foregoing methods of payment. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit the Company.

        9.     Exercise and Vesting of Options.

          9.1.  Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder shall be exercisable according to the terms hereof at such times and under such conditions as determined by the Administrator and set forth in the Option Agreement. Unless the Administrator provides otherwise, vesting of Options granted hereunder shall be tolled during any unpaid leave of absence. An Option may not be exercised for a fraction of a Share. An Option shall be deemed exercised when the Company receives: (i) written or electronic notice of exercise (in accordance with the Option Agreement) from the person entitled to exercise the Option, (ii) full payment for the Shares with respect to which the Option is exercised, and (iii) execution of such other agreements, including any stockholders or restricted stock agreement as the Administrator may determine. Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Option Agreement and the Plan. Shares issued upon exercise of an Option shall be issued in the name of the Optionee. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 12 of the Plan.

          9.2.  Termination of Relationship as a Service Provider. Unless otherwise provided in an Option Agreement or determined by the Administrator in its sole discretion, if a Service Provider's employment with or service as a director of or independent contractor, consultant or sales representative to the Company or any Parent or Subsidiary terminates for any reason other than Cause, Voluntary Resignation, death or Disability of such Service Provider, any Options granted to the Service Provider which have vested as of the date upon which such termination occurs shall be exercisable for a period not to exceed ninety (90) days after such termination, or, if earlier, the termination of the Option pursuant to Section 7 above. Upon such termination, the Service Provider's unvested Options shall expire and the Service Provider shall have no further right to purchase shares of Common Stock pursuant to such unvested Option. Notwithstanding the foregoing provisions of this Section 9.2, the Administrator may provide, in its discretion, that following such date of termination, a Service Provider may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 7 above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to the Plan. The determination of when and whether an Optionee has ceased to be a Service Provider shall be made by the Administrator in its sole discretion and such determination shall be final, conclusive and binding.

          9.3.  Termination for Cause and Voluntary Resignation. Unless otherwise provided in an Option Agreement or determined by the Administrator in its sole discretion and notwithstanding any provisions set forth in this Plan, if the Company or any Parent or Subsidiary terminates a Service Provider's employment with or service as a director of or independent contractor, consultant or sales representative to the Company or any Parent or Subsidiary for Cause, or the Service Provider terminates his employment or service by Voluntary Resignation, all Options granted to such Service Provider pursuant to the Plan shall terminate immediately and such Service Provider shall have no further right to purchase shares of Common Stock pursuant to such Options. Notwithstanding the foregoing provisions of this Section 9.3, the Administrator may provide, in its discretion, that following such date of termination, a Service Provider may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 7 above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to the Plan.

          9.4.  Disability of Service Provider. Unless otherwise provided in an Option Agreement or determined by the Administrator in its sole discretion, if a Service Provider's employment with or service as a director of or independent contractor, consultant or sales representative to the Company or any Parent or Subsidiary is terminated by reason of a Disability of such Service Provider, then all vested Options exercisable on the date of the termination of the Service Provider's employment or service shall remain exercisable by the Service Provider at any time within one (1) year after such termination of employment or service, or if earlier, the date specified in the Option Agreement pursuant to Section 7 above, to exercise such Options in whole or in part. Any unvested portion of the Option shall terminate upon the Service Provider's termination of employment or service with the Company or any Parent or Subsidiary by reason of a Disability, unless the Administrator shall, in its discretion, provide on a case by case basis that any unvested portion of the Option shall not terminate upon the Disability of the Service Provider. Notwithstanding the foregoing provisions of this Section 9.4, the Administrator may provide, in its discretion, that following such date of termination, a Service Provider may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 7 above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to the Plan.

          9.5.  Death of Service Provider. Unless otherwise provided in an Option Agreement or determined by the Administrator in its sole discretion, if a Service Provider dies while serving as an employee or director of or independent contractor, consultant or sales representative to the Company or any Parent or Subsidiary, all vested Options exercisable on the date of the Service Provider's death shall remain exercisable by the executors or administrators or legatees or distributees of such Service Provider's estate at any time within one (1) year after the date of such Service Provider's death, or if earlier, the date specified in the Option Agreement pursuant to Section 7 above, to exercise such Options in whole or in part. Any unvested portion of the Option shall terminate upon the Service Provider's death, unless the Administrator shall, in its discretion, provide on a case by case basis that any unvested portion of the Option shall not terminate upon the Service Provider's death. Notwithstanding the foregoing provisions of this Section 9.5, the Administrator may provide, in its discretion, that following such date of termination, a Service Provider may exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 7 above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to the Plan.

          9.6.  Vesting. Subject to the provisions of this Plan, each Option Agreement shall specify the vesting schedule applicable to Options. The Administrator may in its discretion (but shall not be obligated to) provide that any vesting requirement or other such limitation on the exercise of an Option may be rescinded, modified or waived by the Administrator, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.

          9.7.  Change in Control. In the event of a Change in Control (as defined below), the Administrator may, in its sole discretion (but shall not be obligated to), take any of the following actions on a case by case basis with respect to some or all of the Options issued pursuant to an Option Agreement (i) immediately prior to the effective date of the transactions giving rise to a

  Change in Control, the vesting of some or all of the outstanding Options issued pursuant to an Option Agreement may be accelerated so that each such Option shall become exercisable without regard to any limitation on exercise imposed pursuant to the Option Agreement or this Plan, (ii) in connection with the transactions giving rise to the Change in Control, cancel some or all of the outstanding Options issued pursuant to an Option Agreement, to the extent not previously exercised or assumed by the successor corporation or its parent company, and such Options shall thereafter terminate and cease to be outstanding, provided, however, that each Optionee shall have the right for a reasonable period of time (which shall not be less than ten (10) days) as the Administrator in its sole discretion shall determine and designate, to exercise any vested Option in whole or in part, and/or (iii) in connection with the transactions giving rise to the Change in Control, cancel some or all of the outstanding Options issued pursuant to an Option Agreement in exchange for consideration in cash or in kind, which consideration shall be equal in value to the value of those shares of stock or other securities the Optionee would have received had the Option been exercised (to the extent then exercisable) and no disposition of the shares acquired upon such exercise been made prior to the Change in Control, less the exercise price therefor, and such Options shall thereafter terminate and cease to be outstanding. If the Administrator shall elect to cancel the Options under Section 9.7(iii) above, the value of the stock or other securities the Optionee would have received if the Options had been exercised shall be determined by the Administrator in its sole discretion. For purposes of the Plan, a "Change in Control" shall mean (i) a reorganization, merger, consolidation or other form of corporate transaction or series of transactions, in each case, with respect to which persons who were the shareholders of the Company immediately prior to such reorganization, merger or consolidation or other transaction do not, immediately thereafter, own more than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors of the reorganized, merged or consolidated company's then outstanding voting securities, (ii) the sale, lease, exchange or other disposition of all or substantially all of the assets of the Company, or (iii) any tender offer for or acquisition by any person, or any two or more persons acting as a group, and all affiliates of such person or persons, who prior to such time owned less than fifty percent (50%) of the combined voting power entitled to vote generally in the election of directors, of additional voting power in one or more transactions, or series of transactions, such that following such transaction or transactions, such person or group and affiliates beneficially own fifty percent (50%) or more of the combined voting power entitled to vote generally in the election of directors. For purposes of the Plan, a "person" shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act) and "beneficial ownership" shall be determined in accordance with Rule 13d-3 under the Exchange Act.

        10.   Non-Transferability of Options and Stock Purchase Rights. Unless otherwise provided by the Administrator in its sole and absolute discretion, the Options and Stock Purchase Rights may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee. To the extent that the Administrator permits the transfer of an Incentive Stock Option, such Option will be deemed a Non-Statutory Stock Option.

        11.   Stock Purchase Rights.

          11.1. Rights to Purchase. Stock Purchase Rights may be issued either alone, in addition to, or in tandem with Options granted under the Plan and/or cash awards made outside of the Plan. After the Administrator determines that it will offer Stock Purchase Rights under the Plan, it shall advise the offeree in writing or electronically of the terms, conditions and restrictions related to the offer, including the number of Shares that such person shall be entitled to purchase, the price to be paid, and the time within which such person must accept such offer. The offer shall be accepted by execution of a Restricted Stock purchase agreement in the form determined by the

  Administrator. The Restricted Stock purchase agreement shall contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Administrator in its sole discretion.

          11.2. Rights as a Stockholder. Once the Stock Purchase Right is exercised, the purchaser shall have rights equivalent to those of a stockholder and shall be a stockholder when his or her purchase is entered upon the records of the duly authorized transfer agent of the Company. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the Stock Purchase Right is exercised, except as provided in Section 12 of the Plan.

        12.   Adjustments Upon Changes in Capitalization; Merger or Asset Sale.

          12.1. Changes in Capitalization. Subject to any required action by the stockholders of the Company, the number of shares of Common Stock covered by each outstanding Option or Stock Purchase Right, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Options or Stock Purchase Rights have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Option or Stock Purchase Right, as well as the price per share of Common Stock covered by each such outstanding Option or Stock Purchase Right, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to an Option or Stock Purchase Right.

          12.2. Options to Purchase Shares of Stock of Acquired Companies. After any merger, consolidation or reorganization in which the Company shall be a surviving corporation, the Administrator may grant substituted options under the provisions of the Plan, pursuant to Section 424 of the Code, replacing old options granted under a plan of another party to the transaction whose shares or stock subject to the old options may no longer be issued following the transaction. The foregoing adjustments and manner of application of the foregoing provisions shall be determined by the Administrator in its sole discretion. Any such adjustments may provide for the elimination of any fractional shares which might otherwise become subject to any Options.

          12.3. Initial Public Offering. As a condition of participation under this Plan, each Optionee shall be obligated to cooperate with the Company and the underwriters in connection with any public offering of the Company's securities and any transactions relating thereto and shall execute and deliver such agreements and documents, including without limitation, a lock-up agreement, as may be requested by the Company or the underwriters. The Optionee's obligations under this Section 12.3 shall apply to any shares of Common Stock issued under the Plan as well as to any and all other securities of the Company or its successor for which such Common Stock may be exchanged or into which such Common Stock may be converted.

          12.4. Applicability of Stockholders' Agreement. In the event that the Optionee shall desire to exercise all or any portion of an Option or Stock Purchase Right prior to the date on which the Company shall have completed an Initial Public Offering, the Optionee shall, as a condition precedent to such Optionee's right to exercise an Option, execute and deliver a copy of an option/stock purchase right exercise agreement containing such terms and conditions as may be specified by the Administrator from time to time in its sole and absolute discretion, which may provide, among other things, for restrictions on transfer and voting the shares of Common Stock or other securities issuable upon exercise of an Option and provisions governing the management and control of the Company. No certificates evidencing such Common Stock shall be delivered until the owner thereof shall have signed such option/stock purchase right agreement. Certificates representing such shares shall be endorsed with appropriate notice of applicability of such option/stock purchase right agreement.

          12.5. Change in Status of Subsidiary. Unless otherwise provided in an Option Agreement, in the event that a Subsidiary ceases to be a Parent or Subsidiary, the Administrator may, in its sole and absolute discretion, (i) provide on a case by case basis that all or some Options or Stock Purchase Rights held by an Optionee employed by or performing services for such Subsidiary may become immediately exercisable or vested, without regard to any limitation imposed pursuant to this Plan and/or (ii) treat the employment or service of the Optionee employed by, or providing service to, such Parent or Subsidiary as terminated if such Optionee is not employed by the Company or any Subsidiary immediately after such event.

        13.   Time of Granting Options and Stock Purchase Rights. The date of grant of an Option or Stock Purchase Right shall, for all purposes, be the date on which the Administrator makes the determination granting such Option or Stock Purchase Right, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Service Provider to whom an Option or Stock Purchase Right is so granted within a reasonable time after the date of such grant.

        14.   Amendment and Termination of the Plan.

          14.1. Amendment and Termination. The Administrator may at any time and for any reason amend, alter, suspend or terminate the Plan.

          14.2. Stockholder Approval. The Board shall obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

          14.3. Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Optionee, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and the Company. Termination of the Plan shall not affect the Administrator's ability to exercise the powers granted to it hereunder with respect to Options and Stock Purchase Rights granted under the Plan prior to the date of such termination.

        15.   Conditions Upon Issuance of Shares.

          15.1. Legal Compliance. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares shall comply with Applicable Laws and shall be further subject to the approval of counsel for the Company with respect to such compliance.

          15.2. Investment Representations. As a condition to the exercise of an Option, the Administrator may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

          15.3. Withholding. The Administrator may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option or Stock Purchase Right, including, but not limited to: (i) the withholding of delivery of shares of Common Stock until the holder reimburses the Company for the amount the Company is required to withhold with respect to such taxes, (ii) the canceling of any number of shares of Common Stock issuable in an amount sufficient to reimburse the Company for the amount it is required to so withhold, (iii) withholding the amount due from any such person's wages or compensation due to such person, or (iv)

  requiring the Optionee to pay the Company cash in the amount the Company is required to withhold with respect to such taxes.

          15.4. Registration. At the time of any exercise of any Option, the Company may, if it shall determine it necessary or desirable for any reason, require the Optionee (or his or her heirs, legatees or legal representative, as the case may be), as a condition to the exercise thereof, to deliver to the Company a written representation of present intention to purchase the shares for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of such shares, except in compliance with applicable federal and state securities laws with respect thereto. In the event such representation is required to be delivered, an appropriate legend may be placed upon each certificate delivered to the Optionee (or his or her heirs, legatees or legal representative, as the case may be) upon his or her exercise of all or any portion of the Option and a stop transfer order may be placed with the transfer agent. Each Option shall also be subject to the requirement that, if at any time the Company determines, in the discretion of the Board, that the listing, registration or qualification of the shares subject to the Option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body is necessary or desirable as a condition of or in connection with, the issuance or purchase of the shares thereunder, the Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option or to cause the exercise of an Option or the issuance of shares pursuant thereto to comply with any law or regulation of any governmental authority.

        16.   Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

        17.   Reservation of Shares. The Company, during the term of this Plan, shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

        18.   Option Agreement. No person shall have any rights under any Option or Stock Purchase Right granted under the Plan unless and until the Company and the Optionee to whom such Option or Stock Purchase Right shall have been granted shall have executed and delivered an Option Agreement or Restricted Stock purchase agreement authorized by the Committee expressly granting the Option or Stock Purchase Right to such person and containing provisions setting forth the terms of the Option or Stock Purchase Right.

        19.   Options Not Includable for Benefit Purposes. Common Stock received by an Optionee pursuant to the provisions of the Plan shall not be included in the determination of benefits under any pension, group insurance or other benefit plan applicable to the Optionee which is maintained by the Company, except as may be provided under the terms of such plans or determined by the Board.

        20.   Effect of Becoming a Public Company.

          20.1. Outside Director Committee. In the event that the Company becomes a Public Company, the Board shall appoint the Outside Director Committee.

          20.2. Covered Employees. In the event that the Company becomes a Public Company, (i) only the Outside Director Committee may grant Options or Stock Purchase Rights to any Covered Employee, (ii) the maximum number of shares subject to any Options granted to a Covered Employee during a calendar year shall not exceed 1,000,000 and (iii) no Option shall be granted to a Covered Employee after the first meeting of shareholders at which directors are elected that occurs after the close of the third calendar year following the calendar year in which an Initial Public Offering occurs, or if the Company becomes a Public Company without an initial public offering, the first calendar year in which the Company becomes a Public Company, unless the Company satisfies the shareholder approval requirement as set forth in Regulation Section 1.162-27(e)(4)(i) of the Code prior to such grant.

        21.   Governing Law. All determinations made and actions taken pursuant to the Plan shall be governed by the laws of the State of Delaware and construed in accordance therewith.

        22.   No Strict Construction. No rule of strict construction shall be implied against the Company, the Administrator, Board, the Committee, or any other person in the interpretation of any of the terms of the Plan, any Option granted under the Plan or any rule or procedure established by the Administrator.

        23.   Captions. The captions (i.e., all Section headings) used in the Plan are for convenience only, do not constitute a part of the Plan, and shall not be deemed to limit, characterize or affect in any way any provisions of the Plan, and all provisions of the Plan shall be construed as if no captions have been used in the Plan.

        24.   Severability. Whenever possible, each provision in the Plan and every Option at any time granted under the Plan shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of the Plan or any Option and Stock Purchase Right at any time granted under the Plan shall be held to be prohibited by or invalid under applicable law, then (a) such provision shall be deemed amended to accomplish the objectives of the provision as originally written to the fullest extent permitted by law and (b) all other provisions of the Plan and every other Option at any time granted under the Plan shall remain in full force and effect.

        25.   Disclaimer of Rights. No provision in the Plan or in any Option granted or Option Agreement or other agreement relating to any Stock Purchase Right entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain an employee or director of or an independent contractor, consultant or sales representative to the Company or any Parent or Subsidiary or to interfere in any way with the right and authority of the Company or any Parent or Subsidiary either to increase or decrease the compensation of any individual, including any holder of the Option or Stock Purchase Right, at any time, or to terminate his employment with or service as a director of or independent contractor, consultant or sales representative to the Company or any Parent or Subsidiary or to terminate any other relationship between any individual and the Company or any Parent or Subsidiary.

        26.   Non-Exclusivity of Plan. If any provision of the Plan or any Option Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.

        27.   Notices. Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business and addressed to the attention of the person designated by the Company from time to time as the Stock Option Administrator, and if to the holder of an Option, to the address as appearing on the records of the Company.

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INFORMATION SERVICES EXTENDED, INC. 2001 STOCK PLAN